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                                                                     Exhibit 3.1

                            CERTIFICATE OF FORMATION

                                       OF

                              NSP HOLDINGS, L.L.C.

          The undersigned, being duly authorized to execute and file this Certificate of Formation for the purpose of forming a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 DEL. C. Sections 18-101, ET SEQ., does hereby certify as follows:

                                     FIRST

          The name of the limited liability company is NSP Holdings, L.L.C. (the "Company").

                                     SECOND

          The Company's registered office in the State of Delaware is located at 9 East Loockerman, Kent County, Delaware 19901. The registered agent of the Company for service of process at such address is National Registered Agents, Inc.

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Formation as of the 25th day of September, 1998.


                                                  /s/ Thaddine G. Gomez
                                                  ---------------------
                                                  Thaddine G. Gomez,
                                                  an authorized person


                                                           STATE OF DELAWARE
NSP-06.TGG                                                 SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/25/1998
                                                           981373429 - 2948663

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                           CERTIFICATE OF CORRECTION

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

                              NSP HOLDINGS, L.L.C.

          The undersigned, being duly authorized to execute and file this Certificate of Correction to Certificate of Formation for the purpose of correcting the Certificate of Formation pursuant to the Section 18-211 of the Limited Liability Company Act of the State of Delaware, does hereby certify as follows:

                                     FIRST

          The name of the limited liability company is NSP Holdings, L.L.C. (the "Company").

                                     SECOND

          Article first of the Certificate of Formation of the Company inaccurately reflects the name of the Company and is hereby corrected as follows:

                                     FIRST

     The name of the limited liability company is NSP Holdings L.L.C. (the "Company").

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Correction to Certificate of Formation as of the 30th day of September, 1998.


                                                    /s/ Thaddine G. Gomez
                                                  ------------------------------
                                                  Thaddine G. Gomez,
                                                  an Authorized Person


                                                           STATE OF DELAWARE
NSP-12.TGG                                                 SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/30/1998
                                                           981378504 - 2948663